Exhibit 10.1

AMENDMENT NO.2 TO DISTRIBUTION AGREEMENT

THIS AMENDMENT NO.2 TO DISTRIBUTION AGREEMENT (the "Amendment No.2"), effective as of the Effective Date as defined below, is made and entered into by and between SiTime Corporation (hereinafter referred to as "Manufacturer"), a Delaware corporation, organized and existing under the laws of Delaware, USA, with its principal office at 5451 Patrick Henry Drive Santa Clara, CA 95054 U.S.A. and MegaChips Corporation (hereinafter referred to as "Distributor"), a Japanese corporation, organized and existing under the laws of Japan, with its principal office at 1-1-1 Miyahara, Yodogawa-ku, Osaka, 532-0003 Japan. (hereinafter referred to individually as "Party" and collectively "Parties")

Recitals

WHEREAS, under the terms and conditions of Distribution Agreement dated April l, 2015 between the Parties (as amended by Amendment to Distribution Agreement dated January l, 2016 between the Parties) ("Agreement"), Manufacturer appointed Distributor as an authorized distributor for the Products (as defined in Exhibit A of the Agreement) within the Territory (as defined in Exhibit B of the Agreement), and Distributor accepted such appointment.

WHEREAS, the Parties wish to amend the definition of the Territory.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and conditions contained herein, and intending to be legally bound hereby, the Parties agree as follows:

1.	The Exhibit B ("Territory") of the Agreement shall be wholly replaced by the Attachment to this Amendment No.2.

2.	Unless otherwise amended in this Amendment No.2, the original terms and conditions of the Agreement shall remain in full force and effect.

3.	The amendment herein shall become effective as of the date on which the last signing Party will affix its signature ("Effective Date").

IN WITNESS WHEREOF, the Parties have caused this Amendment No.2 to be signed and accepted by their duly authorized representatives as of the day and year written below.

DISTRIBUTORMANUFACTURER

MegaChips CorporationSiTime Corporation

By: /s/ Yoshimasa HayashiBy: /s/ Lionel Bonnot

Name: Yoshimasa Hayashi Name: Lionel Bonnot

Title: Senior Managing DirectorTitle: EVP Sales and BD

Date: 5/21/2021Date: 5/19/2021

Exhibit 10.1

Attachment

EXHIBIT B

TERRITORY

Distributor shall have non-exclusive distribution rights in the Territory listed below for all of Manufacture's products, including, but not limited to, the Products listed in Exhibit A, the details of which Territory and products may be agreed upon by the Parties from time to time on an account-by account basis.

The Territory shall be:

World-Wide